UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21386

DREYFUS PREMIER MANAGER FUNDS I
-Dreyfus Premier Small Cap Equity Growth Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/31/07

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for these series, as appropriate.

DREYFUS PREMIER MANAGER FUNDS I
- DREYFUS PREMIER SMALL CAP EQUITY GROWTH FUND

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Premier
Small Cap Equity
Growth Fund

SEMIANNUAL REPORT March 31, 2007

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
21	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Small Cap Equity
Growth Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Small Cap Equity Growth Fund, covering the period since the fund’s inception on November 15, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy,but we do not believe this currently is the case.We continue to expect a midcycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs.While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Fed to remain vigilant against inflation risks as it continues to closely monitor upcoming data.As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period from the fund’s inception through March 31, 2007, as provided by Robert S. Natale, CFA, Portfolio Manager

Market and Fund Performance Overview

U.S. stocks generally experienced high levels of volatility during the reporting period. Positive market sentiment stemming from continued economic growth and stable short-term interest rates later gave way to negative sentiment generated by selloffs in Asia and Europe, as well as concerns regarding turmoil in the subprime mortgage industry. As a result, most market sectors, including small-cap stocks, ended the reporting period nearly unchanged. Nevertheless, the fund’s investment process identified several strong individual stock selections, particularly in the health care, financials and technology sectors. These successes enabled the fund to outperform its benchmark by a substantial margin.

From the fund’s inception on November 15, 2006, through March 31, 2007, the fund produced total returns of 7.76% for Class A shares, 7.44% for Class C shares,7.84% for Class R shares and 7.68% for Class T shares.1 This compares with the fund’s benchmark, the Russell 2000 Growth Index, which produced a total return of 1.38% for the same period.2

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small companies. When selecting stocks, we looked for leading small-cap growth companies with sustainable competitive advantages. We screen companies to create a portfolio of small growth companies that, on average, possess earnings growth potential above that of the Russell 2000 Growth Index but that, in aggregate, trade at valuations below the benchmark. Our investment process was designed to produce a portfolio of stocks with a combined P/E to growth ratio less than that of the Russell 2000 Growth Index, better than average fair value characteristics, and above-average projected 12-month returns based on discounted cash flow analysis.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Continued Resiliency Among Small-Cap Stocks

In late February 2007, after a sustained and broad-based advance in U.S. equity markets,an abrupt downturn in the Shanghai stock market undermined investor confidence, sending U.S. stock prices sharply lower. Between February 22 and March 5, 2007, the Russell 2000 Growth Index lost more than 8% of its value, reflecting similar declines in the broader stock market.The slump proved to be short-lived, however, with the market recovering much of its lost ground during the final weeks of March to end the reporting period on a positive note.

Individual Stock Selection Bolstered Fund Performance

In spite of this relatively volatile market environment, our investment process succeeded in identifying several of the market’s better-performing small-cap stocks.While the fund’s best performance compared to the benchmark was concentrated among holdings in the health care, financial and technology sectors, nearly every market sector represented in the benchmark contributed positively to the fund’s relatively strong showing.

Top performers in the health care area included biotechnology developer Omrix Biopharmaceuticals, diagnostic and surgical device maker Cytyc, and diagnostic and analytic product company Third Wave Technologies. In the financials sector, investment management and advisory service provider Epoch Holding rose after reporting sharply increased assets under management during 2006. In the technology sector, online support and client communications company LivePerson benefited from pent-up demand for its latest generation of products. Finally, in the basic materials area, titanium alloy manufacturer and component fabricator RTI International Metals gained ground due to rising demand from a key customer in the aerospace industry.

Of course, not every holding bolstered the fund’s returns. Notable underperformers during the reporting period included women’s apparel retailer United Retail Group, which experienced disappointing same store sales; biopharmaceutical developer Nuvelo, which saw a key drug under development fail in clinical trials; and alternative energy product company Energy Conversion Devices, which faced investor uncertainty regarding the potential profitability of its solar film technology.

The Fund’s Current Strategy

As of the end of the reporting period, we have emphasized holdings in traditionally non-cyclical areas, such as telecommunications services, while de-emphasizing traditionally cyclical areas, such as the industrials and energy sectors. These exposures reflect our view that, despite stubbornly high core inflationary pressures, the U.S. economy currently appears likely to sustain a moderate rate of growth with stable short-term interest rates. In other areas, we have established relatively heavy exposure to technology stocks in light of prospects for robust internet growth. On the other hand, we have identified relatively few health care stocks that meet our investment criteria.

It is important to note that trend-based sector weightings represent only one step in the fund’s multi-step investment process. Much of our analytical process is focused on intensive evaluations of individual stocks using the fund’s rigorous valuation criteria. These criteria currently include a low P/E-to-growth ratio based on forward earnings projections, a favorable fair value using quantitative valuation tools, and an attractive valuation based on discounted future cash flows. By selecting the more attractive individual stocks that meet our criteria, we believe we position the fund to capture the capital appreciation potential of undervalued small-cap growth stocks.

April 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 30, 2007, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, return figures would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Small Cap Equity Growth Fund from November 15, 2006 (commencement of operations) to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007
	Class A	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.43	$ 9.34	$ 5.46	$ 7.41
Ending value (after expenses)	$1,077.60	$1,074.40	$1,078.40	$1,076.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007
	Class A	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.23	$ 9.05	$ 5.29	$ 7.17
Ending value (after expenses)	$1,012.57	$1,009.76	$1,013.51	$1,011.64

†	From November 15, 2006 (commencement of initial offering) to March 31, 2007.
††	Expenses are equal to the fund’s annualized expense ratio of 1.65% for Class A, 2.40% for Class C, 1.40% for
Class R and 1.90% for Class T; multiplied by the average account value over the period, multiplied by 137/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2007 (Unaudited)

Common Stocks—98.9%	Shares	Value ($)

Consumer Discretionary—20.5%
Ark Restaurants	3,500	118,545
Bluefly	120,800 [a]	125,632
Charter Communications, Cl. A	58,000 [a]	161,820
Cosi	21,500 [a]	119,970
Denny’s	32,100 [a]	157,290
GSI Commerce	6,900 [a]	155,871
Jamba	8,000 [a]	73,440
Krispy Kreme Doughnuts	8,800 [a]	89,672
New World Restaurant Group	13,000 [a]	123,500
United Retail Group	8,995 [a]	108,120
		1,233,860
Energy—2.1%
Atwood Oceanics	2,200 [a]	129,118
Financial—5.1%
Epoch Holding	13,600 [a]	179,792
Winthrop Realty Trust	19,600	129,556
		309,348
Health Care—15.3%
A.D.A.M	19,500 [a]	124,020
Affymetrix	2,000 [a]	60,140
Alfacell	10,800 [a]	15,120
Cell Genesys	7,300 [a]	30,660
Coley Pharmaceutical Group	3,100 [a]	29,698
Cytyc	3,300 [a]	112,893
ev3	7,000 [a]	137,900
Favrille	5,800 [a]	17,806
Genitope	5,000 [a]	20,750
Omrix Biopharmaceuticals	3,400 [a]	130,118
Orthofix International	2,400 [a]	122,520
Third Wave Technologies	23,800 [a]	121,380
		923,005

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial—6.9%
Curtiss-Wright	3,300	127,182
First Solar	1,160 [a]	60,332
Flow International	11,400 [a]	122,436
Genesee & Wyoming, Cl. A	3,900 [a]	103,779
		413,729
Information Technology—24.3%
24/7 Real Media	15,300 [a]	122,859
Emulex	6,710 [a]	122,726
Finisar	35,610 [a]	124,635
Kaboose	45,475 [a]	133,935
Knot	5,400 [a]	116,262
LivePerson	22,100 [a]	174,148
MKS Instruments	5,100 [a]	130,152
Nice Systems, ADR	3,150 [a]	107,163
TheStreet.com	12,500	153,125
VA Software	26,900 [a]	108,407
ValueClick	6,200 [a]	162,006
		1,455,418
Materials—4.1%
Nanophase Technologies	7,700 [a]	45,199
RTI International Metals	2,200 [a]	200,222
		245,421
Technology—14.6%
Art Technology Group	50,100 [a]	116,232
Axcelis Technologies	16,100 [a]	123,004
AXT	21,995 [a]	105,356
CNET Networks	11,235 [a]	97,856
EndWave	8,500 [a]	101,150
Foundry Networks	8,200 [a]	111,274
ROO Group	34,275 [a]	99,055
Xyratex	5,300 [a]	126,511
		880,438

Common Stocks (continued)	Shares	Value ($)

Telecommunication Services—6.0%
Dobson Communications, Cl. A	13,800 a	118,542
Global Crossing	4,000 a	110,000
Time Warner Telecom, Cl. A	6,500 a	135,005
		363,547

Total Investments (cost $5,522,334)	98.9%	5,953,884
Cash and Receivables (Net)	1.1%	65,682
Net Assets	100.0%	6,019,566

ADR—American Depository Receipts
[a] Non-income producing security.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	24.3	Telecommunication Services	6.0
Consumer Discretionary	20.5	Financial	5.1
Health Care	15.3	Materials	4.1
Technology	14.6	Energy	2.1
Industrial	6.9		98.9

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:	5,522,334	5,953,884
Cash		40,157
Dividends and interest receivable		2,345
Prepaid expenses		34,219
Due from The Dreyfus Corporation—Note 3(c)		1,111
		6,031,716

Liabilities ($):
Accrued expenses		12,150

Net Assets ($)		6,019,566

Composition of Net Assets ($):
Paid-in capital		5,623,016
Accumulated investment (loss)—net		(10,595)
Accumulated net realized gain (loss) on investments		(24,405)
Accumulated net unrealized appreciation
(depreciation) on investments		431,550

Net Assets ($)		6,019,566

Net Asset Value Per Share
	Class A	Class C	Class R	Class T

Net Assets ($)	5,126,754	276,644	323,106	293,062
Shares Outstanding	380,599	20,594	23,963	21,776

Net Asset Value Per Share ($)	13.47	13.43	13.48	13.46

See notes to financial statements.

STATEMENT OF OPERATIONS
From November 15, 2006
(commencement of operations) to March 31, 2007 (Unaudited)

Investment Income ($):
Income:
Cash Dividends:
Unaffiliated issuers	18,557
Affiliated issuers	1,742
Interest	3,529
Total Income	23,828
Expenses:
Management fees—Note 3(a)	18,456
Auditing fees	7,256
Shareholder servicing costs—Note 3(c)	5,308
Prospectus and shareholders’ reports	4,325
Custodian fees—Note 3(c)	1,126
Distribution fees—Note 3(b)	992
Registration fees	603
Legal fees	410
Trustees’ fees and expenses—Note 3(d)	50
Miscellaneous	16,855
Total Expenses	55,381
Less—reduction in management fees
due to undertakings—Note 3(a)	(20,958)
Net Expenses	34,423
Investment (Loss)—Net	(10,595)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:	(24,405)
Net unrealized appreciation (depreciation) on investments	431,550
Net Realized and Unrealized Gain (Loss) on Investments	407,145
Net Increase in Net Assets Resulting from Operations	396,550

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS
From November 15, 2006
(commencement of operations) to March 31, 2007 (Unaudited)

Operations ($):
Investment (loss)—net	(10,595)
Net realized gain (loss) on investments	(24,405)
Net unrealized appreciation (depreciation) on investments	431,550
Net Increase (Decrease) in Net Assets Resulting from Operations	396,550

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	4,864,527
Class C shares	258,050
Class R shares	300,050
Class T shares	272,425
Cost of shares redeemed:
Class A shares	(72,036)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	5,623,016
Total Increase (Decrease) in Net Assets	6,019,566

Net Assets ($):
Beginning of Period	—
End of Period	6,019,566
Accumulated investment (loss)—net	(10,595)

Capital Share Transactions (Shares):
Class A
Shares sold	386,298
Shares redeemed	(5,699)
Net Increase (Decrease) in Shares Outstanding	380,599

Class C
Shares sold	20,594

Class R
Shares sold	23,963

Class T
Shares sold	21,776

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from November 15, 2006 (commencement of operations) to March 31, 2007. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class R	Class T
	Shares	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50	12.50
Investment Operations:
Investment (loss)—net [a]	(.02)	(.06)	(.01)	(.04)
Net realized and unrealized gain
(loss) on investments	.99	.99	.99	1.00
Total from Investment Operations	.97	.93	.98	.96
Net asset value, end of period	13.47	13.43	13.48	13.46

Total Return (%) [b]	7.76[c]	7.44[c]	7.84	7.68[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	1.00	1.27	.92	1.09
Ratio of net expenses to average net assets [b]	.62	.90	.53	.71
Ratio of net investment (loss)
to average net assets [b]	(.18)	(.46)	(.08)	(.27)
Portfolio Turnover Rate [b]	24.61	24.61	24.61	24.61

Net Assets, end of period ($ X 1,000)	5,127	277	323	293

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Cap Equity Growth Fund (the “fund”) is a separate diversified series of Dreyfus Premier Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund, which commenced operations on November 15, 2006.The fund’s investment objective seeks to provide long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Bear Stearns Asset Management Inc. (“BSAM”), serves as the fund’s sub-investment adviser.The fiscal year end of the fund is September 30.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of beneficial interest in each of the following classes of shares: Class A, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended March 31, 2007, the fund did not borrow under the line of credit.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund through September 30, 2007, so that the expenses of each such class, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund’s average daily net assets.The reduction in the management fees, pursuant to the undertaking, amounted to $20,958 during the period ended March 31, 2007.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and BSAM, Dreyfus pays BSAM a fee payable monthly at the annual rate of .45% of the value of the fund’s average daily net assets.

During the period ended March 31, 2007, the Distributor retained $1,324 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2007, Class C and Class T shares were charged $734 and $258, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2007, Class A, Class C and Class T shares were charged $4,350, $245 and $258, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2007, the fund was charged $109 pursuant to the transfer agency agreement.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2007, the fund was charged $1,126, pursuant to the custody agreement.

During the period ended March 31, 2007, the fund was charged $1,704 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $4,493,Rule 12b-1 distribution plan fees $231,shareholder services plan fees $1,180, custodian fees $224, chief compliance officer fees $1,704, and transfer agency per account fees $51 which are offset against an expense reimbursement currently in effect in the amount of $8,994.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, during the period ended March 31, 2007 amounted to $6,875,176 and $1,328,473, respectively.

At March 31, 2007, accumulated net unrealized appreciation on investments was $431,550, consisting of $612,857 gross unrealized appreciation and $181,307 gross unrealized depreciation.

At March 31, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on September 26, 2006, the Board considered the approval, through April 16, 2008, of the fund’s Management Agreement, pursuant to which the Manager would provide the fund with investment management services, and of the Manager’s Sub-Investment Advisory Agreement with Bear Stearns Asset Management Inc. (“BSAM”), pursuant to which BSAM would serve as sub-investment adviser and would provide day-to-day management of the Fund’s portfolio.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services to be provided to the fund, and discussed the nature, extent, and quality of the services to be provided to the fund by the Manager pursuant to the Management Agreement, and by BSAM pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives noted the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s intended distribution channels.The Board noted that, as a new fund, the fund did not have any assets or open accounts.

The Board members also considered the Manager’s and BSAM’s research and portfolio management capabilities and that the Manager also will provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure, as well as the Manager’s supervisory activities over BSAM.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Proposed Management Fee and Expenses. As the fund had not yet commenced operations as of the meeting date, the Board members were not able to review the fund’s performance or actual expense ratio.The Board discussed with representatives of the Manager and BSAM the investment strategies to be employed in the management of the fund’s assets.The Board members noted BSAM’s reputation and experience with respect to emerging markets investing.

The Board members also discussed the fund’s management fee and anticipated expense ratio and reviewed the range of management fees and expense ratios for the funds in the Lipper Small Cap Growth Funds category. The Board members noted that the fund’s proposed management fee was below the average and median management fee of funds in the Lipper category.The Board also noted that Dreyfus has contractually agreed until September 30, 2007, to waive receipt of its fees and/or assume the expenses of the Fund so that the expenses of none of the fund’s share classes (excluding rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.40% .

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the mutual funds managed by the Manager or its affiliates reported in the same Lipper category as the fund (the “Similar Funds”).The Manager’s representatives explained the nature of each Similar Fund and the differences, from the Manager’s and BSAM’s perspective (as applicable), in providing services to the Similar Funds as compared to the fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s proposed management fee and sub-advisory fee.

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, the Manager’s representatives were not able to review the dollar amount of expenses allocated and profit received by the Manager.The Board members also considered potential benefits to the Manger or BSAM from acting as investment adviser and sub-investment adviser, respectively, and noted the possibility of soft dollar arrangements in the future with respect to trading the fund’s portfolio.The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Management Agreement. Since the Manager, and not the fund, pays BSAM pursuant to the Sub-Investment Advisory Agreement, the Board did not consider BSAM profitability to be relevant.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the fund’s Management Agreement and the Sub-Investment Advisory Agreement with BSAM. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations.

  The Board concluded that the nature,extent,and quality of the services to be provided by the Manager and BSAM are adequate and appropriate.The Board considered the Manager’s and BSAM’s experience and reputation with respect to investing in small cap growth securities.
  The Board noted that since the Fund had not commenced operations, it had no performance to measure and thus performance was not a factor.
  The Board concluded that the fee to be paid to the Manager by the Fund was reasonable in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by the Manager or BSAM from its relationship with the fund, and that, the fee to be paid by the Manager or BSAM is reasonable.

The Board members considered these conclusions and determinations, and without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement, and Sub-Advisory Agreement with BSAM, was in the best interests of the fund and its prospective shareholders.

The Fund 23

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER MANAGER FUNDS I

Dreyfus Premier Small Cap Equity Growth Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	May 21, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)